Revenue Recognition	12 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
Revenue Recognition	Revenue Recognition
Disaggregation of Revenue

The following tables summarize revenue disaggregated by business segment and the source of the revenue for the years ended December 31, 2023, 2022, and 2021:

	For the year ended December 31, 2023
($ in millions)	Global Lottery	Global Gaming	PlayDigital	Total
Operating and facilities management contracts	2,306	—	—	2,306
Gaming terminal services	—	520	—	520
PlayDigital services	—	—	227	227
Systems, software, and other	53	242	—	295
Service revenue	2,359	762	227	3,347

Lottery products	171	—	—	171
Gaming terminals	—	571	—	571
Other	—	220	1	221
Product sales	171	791	1	963
Total revenue	2,530	1,552	228	4,310

	For the year ended December 31, 2022
($ in millions)	Global Lottery	Global Gaming	PlayDigital	Total
Operating and facilities management contracts	2,181	—	—	2,181
Gaming terminal services	—	483	—	483
PlayDigital services	—	—	209	209
Systems, software, and other	255	232	—	487
Service revenue	2,436	714	209	3,359

Lottery products	157	—	—	157
Gaming terminals	—	501	—	501
Other	—	208	1	209
Product sales	157	709	1	866
Total revenue	2,593	1,423	209	4,225

	For the year ended December 31, 2021
($ in millions)	Global Lottery	Global Gaming	PlayDigital	Total
Operating and facilities management contracts	2,363	—	—	2,363
Gaming terminal services	—	424	—	424
PlayDigital services	—	—	163	163
Systems, software, and other	327	206	—	534
Service revenue	2,690	630	163	3,483

Lottery products	123	—	—	123
Gaming terminals	—	339	—	339
Other	—	143	1	144
Product sales	123	482	1	606
Total revenue	2,812	1,112	165	4,089
Sources of Revenue

Service Revenue

Service revenue is derived from the following sources:

•Operating and facilities management contracts;
•Gaming terminal services;
•PlayDigital services; and
•Systems, software, and other

Operating and facilities management contracts – Global Lottery

Our revenue from operating contracts is derived primarily from long-term exclusive operating licenses in Italy. Under operating contracts, we manage all the activities along the lottery value chain including collecting wagers, paying out prizes, managing all accounting and other back-office functions, running advertising and promotions, operating data transmission networks and processing centers, training staff, providing retailers with assistance, and supplying materials for the game. In most cases, the arrangement is accounted for as a single performance obligation composed of a series of distinct services that are substantially the same and have the same pattern of transfer (i.e., distinct days of service).

Under operating contracts, we typically satisfy the performance obligation and recognize revenue over time because the customer simultaneously receives and consumes the benefits provided as we perform the services. The amount of consideration to which we are typically entitled is variable based on a percentage of sales. Revenue is typically recognized in the amount that we have the right to invoice the customer as this corresponds directly with the value to the customer of our performance completed to date. In arrangements where we are performing services on behalf of the government and the government is considered our customer, revenue is recognized net of prize payments, taxes, retailer commissions, and remittances to state authorities. Under operating contracts, we are generally required to pay an upfront license fee. Refer to the Upfront License Fees policy above for further details.

Our revenue from FMCs is generated by assembling, installing, and operating the online lottery system and related point-of-sale equipment. Under a typical FMC, we maintain ownership of the technology and are responsible for capital investments throughout the duration of the contract. FMCs typically include a wide range of support services that are provided throughout the contract and are part of the integrated solution that the customer has contracted to obtain. In most cases, the arrangement is accounted for as a single performance obligation composed of a series of distinct services that are substantially the same and that have the same pattern of transfer. Under FMCs, we typically satisfy the performance obligation and recognize revenue over time because the customer simultaneously receives and consumes the benefits provided as we perform the services. The amount of transaction price to which we are entitled is typically variable based on a percentage of sales, although under certain of its agreements, the Company receives fees based on a fixed fee arrangement. Revenue is typically recognized in the amount that we have the right to invoice the customer, as this corresponds directly with the value to the customer of our completed performance.

Gaming terminal services – Global Gaming

Our revenue from gaming terminal services is generated by providing customers with proprietary land-based gaming systems and equipment under a variety of recurring revenue or lease arrangements, including a percentage of amounts wagered, a percentage of net win, or a fixed daily/monthly fee.

Included in gaming terminal services are WAP systems. WAP systems consist of linked slot machines located in multiple casino properties, connected to a central computer system. WAP systems include a Company-sponsored progressive jackpot that increases with every wager until a player wins the top award combination. Casinos with WAP machines pay a percentage of amounts wagered for services related to the design, assembly, installation, operation, maintenance, and marketing of the WAP systems, as well as funding and administration of Company-sponsored progressive jackpots. A portion of the total fee collected is allocated to the WAP jackpot. Since the jackpot is a payment to the customer, the portion allocated to the jackpot is classified as a reduction of revenue.

In some arrangements, there is a single performance obligation composed of a series of distinct services that are substantially the same and that have the same pattern of transfer (i.e., distinct days of service). The amount of transaction price to which we are entitled typically is variable based on a percentage of wagers. This results in revenue recognition that corresponds with the value to the customer for the services transferred in the amount that we have the right to invoice. In other arrangements where the end customer is the player, we record revenue net of prize payouts once the wagering outcome has been determined.

PlayDigital services – PlayDigital

We generate revenue from our iGaming solutions by providing gaming operators a license to offer IGT remote game server games on the operator websites and mobile applications. We typically offer customers a usage-based license under which we receive a fee based on the net gaming revenue derived by the operator attributable to the IGT remote game server games. Revenue is typically recognized when the usage occurs.

We provide sports betting technology and services to commercial and tribal operators and lotteries in regulated markets, primarily in the U.S. In the service contracts to our U.S. licensed sportsbook operators, we host a sports betting platform and a variety of services including installation, configuration and integration services where we generally recognize a percentage of net sports revenue over the contractual term. For customers who want to have an outsourcing model, we also offer trading services with the inclusion of odds setting and risk management. Under these contracts, we generally recognize a percentage of net sports revenue as the services are provided.

Systems, software, and other – Global Lottery

Our lottery contracts generally include other services, including telephone support, software maintenance, hardware maintenance, and the right to receive unspecified upgrades or enhancements on a when-and-if-available basis, and other professional services including software development. Fees earned for other services are generally recognized as service revenue in the period the service is performed (i.e., over the support period).
We also develop technology to enable lotteries to offer commercial services over their existing lottery infrastructure or over standalone networks separate from the lottery. Leveraging our distribution network and secure transaction processing, we offer high-volume processing of commercial transactions including prepaid cellular telephone recharges, bill payments, e-vouchers and retail-based programs, electronic tax payments, stamp duty services, prepaid card recharges, and money transfers. These services are primarily offered outside of North America. In most cases, these arrangements are considered to be short in duration. The amount of transaction price that we are typically entitled to is variable based on the number of transactions processed. Revenue is typically recognized in the amount that we have the right to invoice the customer as this corresponds directly with the value to the customer of our completed performance.

Systems, software, and other – Global Gaming

Our gaming contracts generally include other services, including telephone support, software maintenance, content licensing, royalty fees, hardware maintenance, and the right to receive unspecified updates or enhancements on a when-and-if-available basis, and other professional services. We also generate revenue from other services, including video central system monitoring, system support, and sales or usage-based licensing of intellectual property. Fees earned for other services are generally recognized as service revenue in the period the service is performed (i.e., over the support period).

Product Sales

Product sales are derived from the following sources:

•Lottery products;
•Gaming terminals; and
•Other

Lottery products – Global Lottery

Lottery products revenue primarily includes the sale of lottery equipment, lottery systems and printed products.

Our revenue from the sale or sales-type lease of lottery systems and equipment typically includes multiple performance obligations, where we assemble, sell, deliver, and install a turnkey system (inclusive of point-of-sale terminals, if applicable) or deliver equipment and license the computer software for a fixed price, and the customer subsequently operates the system or equipment. Our credit terms are predominantly short-term in nature. We also grant extended payment terms under contracts where the sale is typically secured by the related equipment sold. Revenue from the sale of lottery systems and equipment is recognized based upon the contractual terms of each arrangement. These arrangements generally include customer acceptance provisions and general rights to terminate the contract if we are in breach of the contract or at the convenience of the customer. In some arrangements, the performance obligation is satisfied over time if the customer controls the asset as it is created (i.e., when the asset is built at the customer site) or if our performance does not create an asset with an alternative use and we have an enforceable right to payment plus a reasonable profit for performance completed to date. If revenue is not recognized over time, it is generally recognized upon transfer of physical possession of the goods or the satisfaction of customer acceptance provisions. If the transaction includes multiple performance obligations, it is accounted for under arrangements with multiple performance obligations, discussed below.

Our other lottery product sales are primarily derived from the production and sales of instant ticket games under multi-year contracts. In these arrangements, the performance obligation is generally satisfied at a point in time (i.e., upon transfer of control of the game tickets to the customer) based on the contractual terms of each arrangement.

Gaming terminals – Global Gaming

Our revenue from the sale or sales-type lease of gaming terminals includes embedded game content, machine related equipment, licensing and royalty fees, and component parts. Our credit terms are predominantly short-term in nature. We also grant extended payment terms under contracts where the sale is typically secured by the related equipment sold. Revenue from the sale of gaming machines is recognized based upon the contractual terms of each arrangement, but predominantly upon transfer of physical possession of the goods or the lapse of customer acceptance provisions. If the sale of gaming machines includes multiple performance obligations, these arrangements are accounted for under arrangements with multiple performance obligations, discussed below.
Other – Global Gaming

Other gaming product revenue is primarily comprised of gaming system sales, content licensing, perpetual or long-term software licenses, non-machine related equipment and component parts (including game themes and electronic conversion kits). Our revenue from the sale of gaming systems typically includes multiple performance obligations, where we sell, deliver, and install a turnkey system or deliver equipment and license the computer software for a fixed price, and the customer subsequently operates the system. These arrangements generally include customer acceptance provisions and general rights to terminate the contract if we are in breach of the contract. Such arrangements include hardware, software, and professional services. In these arrangements, the performance obligation is generally satisfied upon transfer of physical possession of the goods or the satisfaction of customer acceptance provisions.

Other – PlayDigital

Other PlayDigital product revenue is primarily comprised of perpetual software licenses, the sale of equipment, and component parts.
Contract Balances

Contract assets reflect revenue recognized in advance of invoicing our customer. The amount of contract assets, which is included within Other current assets and Other non-current assets in the Consolidated Balance Sheets, was $152 million and $150 million at December 31, 2023 and December 31, 2022, respectively.

Contract liabilities relate to payments received in advance of the satisfaction of performance under the contract. The amount of contract liabilities, which is included within Other current liabilities and Other non-current liabilities in the Consolidated Balance Sheets, was $112 million and $139 million at December 31, 2023 and December 31, 2022, respectively.

The amount of revenue recognized during the years ended December 31, 2023, 2022, and 2021 that was included in the contract liabilities balance at the beginning of each period was $62 million, $98 million, and $107 million, respectively.
Transaction Price Allocated to Remaining Performance Obligations

At December 31, 2023, the transaction price allocated to unsatisfied performance obligations for contracts expected to be greater than one year, or performance obligations for which we do not have a right to consideration from the customer in the amount that corresponds to the value to the customer for our performance completed to date, variable consideration which is not accounted for in accordance with the sales-based or usage-based royalties guidance, or contracts which are not wholly unperformed, is approximately $1.1 billion. Of this amount, we expect to recognize as revenue approximately 30% within the next 12 months, approximately 28% between 13 and 36 months, approximately 18% between 37 and 60 months, and the remaining balance through July 9, 2036.